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                                  EXHIBIT 10(a)



                                  $200,000,000

                            11% SENIOR NOTES DUE 2005

                          of OXFORD HEALTH PLANS, INC.

                               PURCHASE AGREEMENT


                                                                     May 7, 1998

DONALDSON, LUFKIN & JENRETTE
         SECURITIES CORPORATION
277 Park Avenue
New York, New York 10172

Dear Sirs:

                  Oxford Health Plans, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation (the "INITIAL PURCHASER") an aggregate of $200,000,000 in principal amount of its 11% Senior Notes Due 2005 (the "SERIES A SENIOR NOTES"), subject to the terms and conditions set forth herein. The Series A Senior Notes are to be issued pursuant to the provisions of an indenture (the "INDENTURE"), to be dated as of May 13, 1998, between the Company and The Chase Manhattan Bank, as trustee (the "TRUSTEE"). The Series A Senior Notes and the Series B Senior Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "SENIOR NOTES". Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

                  1. OFFERING MEMORANDUM. The Series A Senior Notes will be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company has prepared a preliminary offering memorandum, dated April 24, 1998 (the "PRELIMINARY OFFERING MEMORANDUM"), and a final offering memorandum, dated May 7, 1998 (the "OFFERING MEMORANDUM"), relating to the Series A Senior Notes.

                  Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Senior Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

                  "THIS SENIOR NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS ACQUIRING THIS SENIOR NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D
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                  UNDER THE SECURITIES ACT) (AN "IAI"), (2) AGREES THAT IT WILL
                  NOT RESELL OR OTHERWISE TRANSFER THIS SENIOR NOTE EXCEPT (A) TO THE COMPANY, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SENIOR NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SENIOR NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SENIOR NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SENIOR
                  NOTE IN VIOLATION OF THE FOREGOING."

                  2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, an aggregate principal amount of $200,000,000 of Series A Senior Notes at a purchase price equal to 97% of the principal amount thereof (the "PURCHASE PRICE").

                  3. TERMS OF OFFERING. The Initial Purchaser has advised the Company that the Initial Purchaser will make offers (the "EXEMPT RESALES") of the Series A Senior Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely (i) to persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) ("QIBS") in reliance upon Rule 144A under the Securities Act or (ii) in offshore transactions to certain eligible persons to which the Initial Purchaser is permitted to offer and sell the Series A Senior Notes in reliance upon Regulation S under the Securities Act (each, a "REGULATION S PURCHASER") (such persons specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS"). The Initial Purchaser will offer the Series A Senior Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

                  Holders (including subsequent transferees) of the Series A Senior Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Senior Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein, (i)

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a registration statement under the Securities Act (the "EXCHANGE OFFER
REGISTRATION STATEMENT") relating to the Company's 11% Series B Senior Notes Due 2005 (the "SERIES B SENIOR NOTES"), to be offered in exchange for the Series A Senior Notes (such offer to exchange being referred to as the "EXCHANGE OFFER"), and (ii) if applicable, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Series A Senior Notes and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer.

                  This Agreement, the Indenture, the Senior Notes, the Registration Rights Agreement, the Investment Agreement dated February 23, 1998 (the "INVESTMENT AGREEMENT") between the Company and TPG Oxford LLC ("TPG") and the Term Loan Agreement to be dated May 13, 1998 (the "TERM LOAN AGREEMENT") among the Company and the Initial Purchaser, as arranger, DLJ Capital Funding, Inc., as syndication agent, and IBJ Schroder Bank & Trust Company, as facility manager, and the lenders named therein are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS."

                  4. DELIVERY AND PAYMENT.

                           (a) Delivery of, and payment of the Purchase Price
for, the Series A Senior Notes shall be made at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on May 13, 1998 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchaser and the Company in writing. The time and date of such delivery and the payment for the Series A Senior Notes are herein called the "CLOSING DATE."

                           (b) One or more of the Series A Senior Notes in
definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Senior Notes (collectively, the "GLOBAL SENIOR NOTE"), shall be delivered by the Company to the Initial Purchaser (or as the Initial Purchaser directs) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchaser of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Senior Note shall be made available to the Initial Purchaser for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

                  5. AGREEMENTS OF THE COMPANY. The Company hereby agrees with the Initial Purchaser as follows:

                           (a) To advise the Initial Purchaser promptly and, if
requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Senior Notes for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Senior Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Senior Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

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                           (b) To furnish the Initial Purchaser and those
persons identified by the Initial Purchaser to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchaser's compliance with its representations and warranties and agreements set forth in
Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

                           (c) During such period as in the opinion of counsel
for the Initial Purchaser an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser and in connection with market-making activities of the Initial Purchaser, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchaser's reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

                           (d) If, during the period referred to in Section 5(c)
above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, promptly to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request.

                           (e) Prior to the sale of all Series A Senior Notes
pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Series A Senior Notes for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters relating to Exempt Resales, in any jurisdiction in which it is not now so subject.

                           (f) So long as the Senior Notes are outstanding, (i)
to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Senior Notes a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the

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end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                           (g) So long as the Senior Notes are outstanding, to
furnish to the Initial Purchaser as soon as available copies of all reports or other communications furnished by the Company to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchaser may reasonably request.

                           (h) So long as any of the Series A Senior Notes
remain outstanding and during any period in which the Company is not subject to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder of Series A Senior Notes in connection with any sale thereof and any prospective purchaser of such Series A Senior Notes from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Securities Act.

                           (i) Whether or not the transactions contemplated in
this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and accountants of the Company in connection with the sale and delivery of the Series A Senior Notes to the Initial Purchaser and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by it in the quantities specified herein; provided, however, that the Company shall pay or cause to be paid the fees and expenses of counsel to the Initial Purchaser only if the transactions contemplated by this Agreement have not been consummated or if this Agreement is terminated through no fault of the Initial Purchaser, (ii) all costs and expenses related to the transfer and delivery of the Series A Senior Notes to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Senior Notes, (iv) all expenses in connection with the registration or qualification of the Series A Senior Notes for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Senior Notes, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Senior Notes in the PORTAL market ("PORTAL") of National Association of Securities Dealers, Inc. ("NASD"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture and the Senior Notes,
(viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Senior Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, (xi) the expenses of the Initial Purchaser in connection with the Company's participation in the "road-show," and (xii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

                           (j) To use its best efforts to effect and maintain
the inclusion of the Series A Senior Notes in PORTAL for so long as the Series A Senior Notes are outstanding.

                           (k) To obtain the approval of DTC for "book-entry"
transfer of the Senior Notes, and to comply with all of its agreements set forth in the representation letters of the Company to

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DTC relating to the approval of the Senior Notes by DTC for "book-entry"
transfer.

                  (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company substantially similar to the Senior Notes (other than the Senior Notes), without the prior written consent of the Initial Purchaser.

                  (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities
Act) that would be integrated with the sale of the Series A Senior Notes to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Senior Notes under the Securities Act.

                  (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Senior Notes.

                  (o) To cause the Exchange Offer to be made in the appropriate form to permit Series B Senior Notes registered pursuant to the Securities Act to be offered in exchange for the Series A Senior Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                  (p) To comply with all of its agreements set forth in the Registration Rights Agreement.

                  (q) To use its best efforts (i) to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and (ii) to satisfy all conditions precedent to the delivery of the Series A Senior Notes.

         6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. As of the date hereof, the Company represents and warrants to, and agrees with, the Initial Purchaser that:

                           (a) The Preliminary Offering Memorandum and the
Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued.

                           (b) Each of the Company and its subsidiaries has been
duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or draw into question the validity of this Agreement or the other Operative Documents (a "MATERIAL ADVERSE EFFECT").

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                           (c) All outstanding shares of capital stock of the
Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

                           (d) The entities listed on Schedule A hereto are the
only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries (except for the subsidiaries specified in the Term Loan Agreement), free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN"), except pursuant to the Term Loan Agreement and the Bridge Securities Purchase Agreement, dated as of February 6, 1998, between the Company and Oxford Funding, Inc.

                           (e) This Agreement has been duly authorized, executed
and delivered by the Company.

                           (f) The Indenture has been duly authorized by the
Company and, on the Closing Date, will have been validly executed and delivered by the Company. When the Indenture has been duly executed and delivered by the Company, the Indenture will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                           (g) The Series A Senior Notes have been duly
authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Senior Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Series A Senior Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. On the Closing Date, the Series A Senior Notes will conform in all material respects as to legal matters to the description thereof contained in the Offering Memorandum.

                           (h) On the Closing Date, the Series B Senior Notes
will have been duly authorized by the Company. When the Series B Senior Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Senior Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (i) The Registration Rights Agreement has been duly
authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. On the Closing Date, the Registration Rights Agreement will conform in all material respects as to legal matters to the description thereof in the Offering Memorandum.

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                           (j) Neither the Company nor any of its subsidiaries
is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, in each case, where such violation would have a Material Adverse Effect.

                           (k) The execution, delivery and performance of this
Agreement and the other Operative Documents by the Company, compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states) and except for registration pursuant to the Registration Rights Agreement and the Registration Rights Agreement dated as of February 23, 1998 between the Company and TPG (the "TPG REGISTRATION RIGHTS AGREEMENT"), (ii) constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound,
(iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization, in each case, which would have a Material Adverse Effect.

                           (l) All indebtedness of the Company that will be
repaid with the proceeds of the issuance and sale of the Series A Notes was incurred for proper purposes and in good faith and the Company will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Senior Notes) solvent, and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Senior Notes) sufficient capital for carrying on its business and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Senior Notes) able to pay its debts as they mature.

                           (m) There are no legal or governmental proceedings
pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect, except as disclosed in the Offering Memorandum.

                           (n) Neither the Company nor any of its subsidiaries
has violated any foreign federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                           (o) There are no costs or liabilities associated with
Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                           (p) Each of the Company and its subsidiaries has such
permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect, and except as disclosed in the Offering Memorandum. Neither the Company nor any of its subsidiaries has received any written notice from any governmental or regulatory authorities that it may lose an Authorization or that it may be restricted in any manner in which it currently conducts its business, except as disclosed in the Offering Memorandum. The Company has not received notice that any insurance regulatory authority has issued or commenced any proceeding for the issuance of any order or decree impairing, restricting or prohibiting the payment of dividends of any subsidiary to its parent other than such restrictions that apply to all insurance companies regulated by such regulatory authority.

                           (q) The accountants, KPMG Peat Marwick LLP, that have
certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company, as required by the Securities Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-3 under the Securities Act.

                           (r) The historical financial statements, together
with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly in all material respects the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                           (s) All reinsurance treaties and arrangements to
which any subsidiary of the Company engaged in the business of insurance (an "INSURANCE SUBSIDIARY") is party are in full force and effect and no Insurance Subsidiary is in violation of or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, which violation or default could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect; no Insurance Subsidiary has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty and, to the best knowledge of the Company and the Insurance Subsidiaries, the Company and Insurance Subsidiaries have no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement except to the extent adequately and properly reserved for in the consolidated financial statements of the Company included in the Offering Memorandum. No insurance regulatory authority has required that the Company make a capital contribution to a subsidiary which requirement will not have been satisfied as of the Closing Date.

                           (t) The Company is not and, after giving effect to
the offering and sale of the Series A Senior Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                           (u) There are no contracts, agreements or
understandings between the Company and any person granting such person the right to require the Company to include any securities of the Company with the Senior Notes registered pursuant to any Registration Statement.

                           (v) Neither the Company nor any of its subsidiaries
nor any agent thereof acting on the behalf of them (other than the Initial Purchaser, as to whom the Company makes no representation) has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Senior Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

                           (w) No "nationally recognized statistical rating
organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company or any securities of the Company or
(ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any securities of the Company.

                           (x) Since the respective dates as of which
information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) except for the loans contemplated by the Term Loan Agreement and the investment by TPG, there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

                           (y) When the Series A Senior Notes are issued and
delivered pursuant to this Agreement, the Series A Senior Notes will not be of the same class (within the meaning of Rule 144A under the Securities Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

                           (z) No form of general solicitation or general
advertising (as defined in Regulation D under the Securities Act) was used by the Company or any of its respective representatives (other than the Initial Purchaser, as to whom the Company make no representation) in connection with the offer and sale of the Series A Senior Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Senior Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.


                           (aa) Prior to the effectiveness of any Registration
Statement, the Indenture is not required to be qualified under the TIA.

                           (bb) The Company and its respective affiliates and
all persons acting on their behalf (other than the Initial Purchaser, as to whom the Company makes no representation) have complied with and will comply with the offering restrictions requirements of Regulation S under the Securities Act ("REGULATION S") in connection with the offering of the Series A Senior Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(h) under the Securities Act.

                           (cc) The Company is a "reporting issuer", as defined
in Rule 902 under the Securities Act.

                           (dd) The sale of the Series A Senior Notes pursuant
to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

                           (ee) No registration under the Securities Act of the
Series A Senior Notes is required for the sale of the Series A Senior Notes to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of, and compliance with, the Initial Purchaser's representations and warranties and agreements set forth in Section 7 hereof.

                           (ff) Each certificate signed by any officer of the
Company and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Company to the Initial Purchaser as to the matters covered thereby.

                  The Company acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 9 hereof, counsel to the Company and counsel to the Initial Purchaser will rely as to facts upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

                  7. INITIAL PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Initial Purchaser represents and warrants to, and agrees with, the Company that:

                           (a) The Initial Purchaser is a QIB, with such
knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Senior Notes.

                           (b) The Initial Purchaser (A) is not acquiring the
Series A Senior Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Senior Notes in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Senior Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A and (y) in offshore transactions in reliance upon Rule 903 of Regulation S.

                           (c) The Initial Purchaser agrees that no form of
general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Senior Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                           (d) The Initial Purchaser agrees that, in connection
with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Senior Notes only from, and will offer to sell the Series A Senior Notes only to, Eligible Purchasers. The Initial Purchaser further agrees that it will offer to sell the Series A Senior Notes only to, and will solicit offers to buy the Series A Senior Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs and (B) Regulation S Purchasers, in each case, that agree that (x) the Series A Senior Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Securities Act, if applicable) under the Securities Act, as in effect on the date of the transfer of such Series A Senior Notes, only (I) to the Company,
(II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act, (III) in an offshore transaction (as defined in Rule 902 under the Securities Act) meeting the requirements of Rule 903 or 904 under the Securities Act, (IV) in a transaction meeting the requirements of Rule 144 under the Securities Act, (V) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Company) or (VI) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction, and (y) they will deliver to each person to whom such Series A Senior Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

                           (e) The Initial Purchaser and its affiliates or any
person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Senior Notes.

                           (f) The Initial Purchaser agrees that it has not
offered or sold and will not offer or sell the Series A Senior Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act
(i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Senior Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. The Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Series A Senior Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Senior Notes.

                           (g) The Initial Purchaser agrees that, at or prior to
confirmation of a sale of Series A Senior Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(c)(2) under the Securities Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect: "The Senior Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A), and in connection with any subsequent sale by you of the Series A Senior Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

                           (h) The Series A Senior Notes offered and sold by the
Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                           (i) The sale of the Series A Senior Notes offered and
sold by the Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

                           The Initial Purchaser acknowledges that the Company
and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

                  8. INDEMNIFICATION.

                           (a) The Company agrees to indemnify and hold harmless
the Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company to any holder or prospective purchaser of Series A Senior Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser; provided, however, that the foregoing indemnity agreement shall not inure to the benefit of the Initial Purchaser if it failed to deliver a Final Offering Memorandum (as then amended or supplemented, provided by the Company to the Initial Purchaser in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Final Offering Memorandum.

                           (b) The Initial Purchaser agrees to indemnify and
hold harmless the Company, its directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company to the Initial Purchaser but only with reference to information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum. The only such information is in the third, sixth, ninth and tenth paragraphs and the fourth sentence of the seventh paragraph of the "Plan of Distribution" section.

                           (c) In case any action shall be commenced involving
any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with the prior written consent of the indemnifying party or (ii) effected without its written consent if the settlement is entered into more than ninety days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                           (d) To the extent the indemnification provided for in
this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchaser on the other hand from the offering of the Series A Senior Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Senior Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Series A Senior Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                           The Company and the Initial Purchaser agree that it
would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (e) The remedies provided for in this Section 8 are
not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                           9. CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The
obligations of the Initial Purchaser to purchase the Series A Senior Notes under this Agreement are subject to the satisfaction of each of the following conditions:

                           (a) All the representations and warranties of the
Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                           (b) On or after the date hereof, (i) there shall not
have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction), by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act,
(ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization, and
(iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Senior Notes than that on which the Senior Notes were marketed.

                           (c) The execution and delivery by the Company of the
Term Loan Agreement providing for a new $150 million senior secured term loan and the drawdown of $150 million in term loans shall have been consummated in accordance with the Term Loan Agreement.

                           (d) The investment of $350 million by TPG in the
Company shall have been consummated in accordance with the Investment Agreement.

                           (e) The purchase of $10 million of common stock of
the Company by Dr. Norman C. Payson shall have been consummated.

                           (f) Since the respective dates as of which
information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) except as contemplated by (c), (d) and (e) above, there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries, and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the result of which, in any such case described in clause 9(f)(i), 9(f)(ii) or 9(f)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Series A Senior Notes on the terms and in the manner contemplated in the Offering Memorandum.

                           (g) You shall have received on the Closing Date a
certificate, dated the Closing Date, signed by the President and the Chief Financial Officer of the Company, confirming the matters set forth in Sections 6(x), 9(a) and 9(b) and stating that the Company has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

                           (h) You shall have received on the Closing Date an
opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Sullivan & Cromwell, counsel for the Company, to the effect that:

                                    (i) each of the Company and its subsidiaries
                           incorporated in New York or Delaware has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the power and authority under its Certificate of Incorporation and the corporation law of its jurisdiction of incorporation to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

                                    (ii) all the shares being issued to TPG on
                           the closing date have been duly authorized and validly issued and are fully paid;

                                    (iii) all of the outstanding shares of
                           capital stock of each of the Company's subsidiaries incorporated in New York or Delaware have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company;

                                    (iv) the Series A Senior Notes have been
                           duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                                    (v) the Indenture has been duly authorized,
                           executed and delivered by the Company and is a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                                    (vi) this Agreement has been duly
                           authorized, executed and delivered by the Company;

                                    (vii) The Registration Rights Agreement has
                           been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, however, that such counsel need not express any opinion as to
                           Section 8 of the Registration Rights Agreement;

                                    (viii) the Series B Senior Notes have been
                           duly authorized;

                                    (ix) such counsel is of the opinion ascribed
                           to it in the Offering Memorandum under the caption "Certain Income Tax Considerations";

                                    (x) the execution, delivery and performance
                           of this Agreement and the other Operative Documents by the Company, the compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have been obtained or as may be required under the insurance or health laws of various states in connection with the enforcement of remedies under the Term Loan Agreement and except for registration pursuant to the Registration Rights Agreement and the TPG Registration Rights Agreement),
                           (ii) constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound of which it is aware, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any Federal governmental body or agency of the United States or any governmental body or agency of the State of New York having jurisdiction over the Company, any of its subsidiaries or their respective property, or (iv) result in the termination, suspension or revocation of any State of New York Authorization of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such State of New York Authorization; provided, however, that for the purposes of this paragraph, such counsel need express no opinion with respect to Federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided, further, that insofar as performance by the Company of its obligations under this Agreement and the other Operative Documents is concerned, such counsel need express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws or general applicability relating to or affecting creditors' rights;

                                    (xi) the Company is not and, after giving
                           effect to the offering and sale of the Series A Senior Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                                    (xii) to the best of such counsel's
                           knowledge after due inquiry, there are no contracts, agreements or understandings, other than the Registration

                           Rights Agreement and the TPG Registration Rights Agreement, between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities to require the Company to include such securities with the Senior Notes registered pursuant to any Registration Statement;

                                    (xiii) the Indenture complies as to form in
                           all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder; it is not necessary in connection with the offer, sale and delivery of the Series A Senior Notes to the Initial Purchaser in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA;

                                    (xiv) no registration under the Securities
                           Act of the Series A Senior Notes is required for the sale of the Series A Senior Notes to the Initial Purchaser as contemplated by this Agreement or for the Exempt Resales assuming that (i) the Initial Purchaser is a QIB, (ii) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in Section 7 of this Agreement, and (iii) the accuracy of the representations of the Company set forth in Sections 5(h) and 6(bb), (cc) and (dd) of this Agreement; and

                                    (xv) nothing that came to such counsel's
                           attention in the course of their review of the Offering Memorandum has caused such counsel to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable (except for the financial statements and other financial data included therein, as to which such counsel need not express any belief) contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  The opinions of Sullivan & Cromwell described in Section 9(h) above shall be rendered to you at the request of the Company and shall so state therein. Jeffery H. Boyd, General Counsel of the Company, may give the opinions set forth in Sections 9(h)(iii), 9(h)(x)(ii) and 9(h)(x)(iv) in lieu of Sullivan & Cromwell. In expressing their belief with respect to the matters covered by
Section 9(h)(xv), Sullivan & Cromwell may state that their belief is based upon their participation in the preparation of the Offering Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                           (i) The Initial Purchaser shall have received on the
Closing Date an opinion, dated the Closing Date, of Simpson Thacher & Bartlett, counsel for the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser.

                           (j) The Initial Purchaser shall have received, at the
time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchaser from KPMG Peat Marwick LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchaser with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                           (k) The Series A Senior Notes shall have been
approved by the NASD for trading and duly listed in PORTAL.

                           (l) The Initial Purchaser shall have received a
counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company and the Trustee.

                           (m) The Company shall have executed the Registration
Rights Agreement and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company.

                           (n) The Company shall not have failed at or prior to
the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

                  10. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

                  This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchaser by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's judgment, makes it impracticable to market the Series A Senior Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices for securities or other instruments on such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market,
(iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Initial Purchaser's opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal government or agency in respect of the monetary or fiscal affairs of the United States which in your opinion has a material adverse effect on the financial markets in the United States.

                  11. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to Oxford Health Plans, Inc., 800 Connecticut Avenue, Norwalk, Connecticut 06854,
Attention: General Counsel, and (ii) if to the Initial Purchaser, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                  The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Senior Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, the Company, the officers or directors of the Company, or any person controlling the Company, (ii) acceptance of the Series A Senior Notes and payment for them hereunder and (iii) termination of this Agreement.

                  If for any reason other than a breach or default by the Initial Purchaser under this Agreement the Series A Senior Notes are not delivered by or on behalf of the Company as provided herein, the Company agrees to reimburse the Initial Purchaser for all reasonable out-of-pocket expenses incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company also agrees to reimburse the Initial Purchaser and its officers, directors and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act for any and all reasonable fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

                  Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchaser, their respective directors and officers, any controlling persons referred to herein, and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Senior Notes from the Initial Purchaser merely because of such purchase.

                  This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchaser.

                                            Very truly yours,

                                            OXFORD HEALTH PLANS, INC.


                                            By:   /s/ Jeffery H. Boyd
                                               --------------------------------
                                               Name: Jeffery H. Boyd
                                               Title: EVP, General Counsel



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


By:
   --------------------------
   Name:
   Title:

                                   SCHEDULE A

                                  SUBSIDIARIES


Oxford Health Plans (NY), Inc.
Oxford Health Plans (NJ), Inc.
Oxford Health Plans (CT), Inc.
Oxford Health Plans (NH), Inc.
Oxford Health Plans (FL), Inc.
Oxford Health Plans (IL), Inc.
Oxford Health Plans (PA), Inc.
Oxford Health Insurance, Inc.
Oxford Health Plans (Bermuda) Inc.
Oxford Illinois Holdings, Inc.
Compass PPA, Inc.
Oaktree Health Plans, Inc.
Oxford SE Holdings, Inc.
Direct Script, Inc.
Oxford On-Call, Inc.
Oxford Aviation, Inc.
Oxford Health Plans Ireland Limited
Oxford Health Centers, Inc.
Oxford Specialty Holdings, Inc.
Oxford Specialty Management, Inc.
Specialty Management Company (NY) IPA, Inc.
Specialty Management Company (NJ) IPA, Inc.
Specialty Management Company (CT) IPA, Inc.
Specialty Management Company (PA) IPA, Inc.

                                    EXHIBIT A

                      FORM OF REGISTRATION RIGHTS AGREEMENT